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                                                                    EXHIBIT 99.9

                       AMENDMENT TO AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

         This Amendment to Amended and Restated Registration Rights Agreement (as amended) is dated as of November 15, 2000 (this "Amendment") and is among Continental Airlines, Inc., a Delaware corporation ("Continental"), Air Partners, L.P., a Texas limited partnership ("Air Partners"), and Northwest Airlines Corporation, a Delaware corporation ("Northwest"). Continental, Air Partners and Northwest are sometimes referred to herein individually as a "Party" and jointly as the "Parties".

                                    RECITALS:

         WHEREAS, that certain Omnibus Agreement, dated as of November 15, 2000, by and among Continental, Northwest, Northwest Airlines Holding Corporation, a Delaware corporation, Northwest Airlines, Inc., a Minnesota corporation, and Air Partners (the "Omnibus Agreement") requires the Parties to enter into this Amendment, subject to the terms and conditions contained in the Omnibus Agreement;

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

         1. The Amended and Restated Registration Rights Agreement dated as of April 19, 1996, as amended by Agreement dated as of October 1, 1996 and further amended by Amendment to Amended and Restated Registration Rights Agreement dated as of November 20, 1998 (as so amended, the "Registration Rights Agreement"), is, subject to Paragraph 3 below, hereby amended, from and after the date of Closing, as follows:

         (a)      The definition of "Registrable Securities" contained in
                  Section 1 of the Registration Rights Agreement is amended by revising clause (h) thereof to read in its entirety as follows:

                           "(h) any shares of any class of capital stock of Continental which are then entitled to vote generally in the election of directors, including without limitation, Class A Common Stock, Class B Common Stock (including those certain 2,608,247 shares of Class B Common Stock issued to Northwest pursuant to
                           Section 5.01(c)(iv) of the Omnibus Agreement, dated as of November 15, 2000, by and among Continental, Northwest, Northwest Airlines Holding Corporation, a Delaware corporation, Northwest Airlines, Inc., a Minnesota corporation, and Air Partners.)"

         (b) Section 2.1(b) of the Registration Rights Agreement is amended by revising clause (iv) of such Section to read in its entirety as follows:

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                                    "(iv) if the Party providing the Notice of
                           Demand, other than Northwest and its Affiliates, does not beneficially own, directly or indirectly, at least five percent (5%) of the aggregate voting power of the then outstanding Voting Securities on a fully-diluted basis, or, with respect to a Notice of Demand from Northwest, if at the time of such Notice of Demand Northwest and its Affiliates do not own, in the aggregate, in excess of 500,000 of the shares of Continental Class B Common Stock issued to Northwest pursuant to Section 5.01(c)(iv) of the Omnibus Agreement;"

         (c) Section 2.2(a) of the Registration Rights Agreement is amended by inserting the following language after the first occurrence of the word "thereof" in the first sentence of such Section:

                                    "or, with respect to the rights of Northwest
                           in afforded by this Section 2.2(a), until the later of the twelfth (12th) anniversary thereof or such time as Northwest and its Affiliates do not own, in the aggregate, in excess of 500,000 of the shares of Continental Class B Common Stock issued to Northwest pursuant to Section 5.01(c)(iv) of the Omnibus Agreement;"

         (d) Section 15 of the Registration Rights Agreement is amended by inserting the following language after the parenthetical clause "(as defined in the Investment Agreement)":

                                    "and the registration rights granted by
                           Continental in that certain Reoffer Purchase
                           Agreement, dated November 15, 2000, by and between Continental, 1992 Air, Inc., a Texas corporation, Northwest Airlines Corporation, a Delaware corporation, Northwest Airlines Holdings Corporation, a Delaware corporation, and Air Partners, L.P., a Texas partnership."

         2. The Registration Rights Agreement, as amended hereby, is ratified and confirmed.

         3. The effectiveness of the provisions of Sections 1 and 2 above are conditioned upon the occurrence of the Effective Time, as such term is defined in the Omnibus Agreement. If the Omnibus Agreement terminates in accordance with its terms prior to the Effective Time, then this Amendment shall be of no force and effect, and the Registration Rights Agreement shall continue in full force and effect without being amended hereby.

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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                           CONTINENTAL AIRLINES, INC.

                                           By: _________________________________
                                               Jeffery A. Smisek
                                               Executive Vice President, General
                                               Counsel and Secretary


                                           AIR PARTNERS, L.P.

                                           By: NORTHWEST AIRLINES CORPORATION,
                                               its General Partner

                                                 By:____________________________
                                                    Name:
                                                    Title:


                                           NORTHWEST AIRLINES CORPORATION


                                           By: _________________________________
                                               Douglas M. Steenland
                                               Executive Vice President, General
                                               Counsel and Secretary











              [SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT]

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